UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2024

ELI LILLY AND COMPANY

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana		46285
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 276-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
7 1/8% Notes due 2025	LLY25	New York Stock Exchange
1.625% Notes due 2026	LLY26	New York Stock Exchange
2.125% Notes due 2030	LLY30	New York Stock Exchange
0.625% Notes due 2031	LLY31	New York Stock Exchange
0.500% Notes due 2033	LLY33	New York Stock Exchange
6.77% Notes due 2036	LLY36	New York Stock Exchange
1.625% Notes due 2043	LLY43	New York Stock Exchange
1.700% Notes due 2049	LLY49A	New York Stock Exchange
1.125% Notes due 2051	LLY51	New York Stock Exchange
1.375% Notes due 2061	LLY61	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 12, 2024, Eli Lilly and Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, for the issuance and sale by the Company of $750,000,000 aggregate principal amount of its 4.150% Notes due 2027 (the “2027 Notes”), $1,000,000,000 aggregate principal amount of its 4.200% Notes due 2029 (the “2029 Notes”), $1,250,000,000 aggregate principal amount of its 4.600% Notes due 2034 (the “2034 Notes”), $1,250,000,000 aggregate principal amount of its 5.050% Notes due 2054 (the “2054 Notes”) and $750,000,000 aggregate principal amount of its 5.200% Notes due 2064 (the “2064 Notes” and, collectively with the 2027 Notes, the 2029 Notes, the 2034 Notes and the 2054 Notes, the “Notes”). Each series of Notes is being issued pursuant to an Indenture (the “Indenture”), dated February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee, and an officers’ certificate setting forth the terms of the Notes (including the forms of such Notes as exhibits). The offering of the Notes was registered on a Registration Statement on Form S-3 (File No. 333-262943). The 2027 Notes accrue interest at a rate of 4.150% per annum, payable semi-annually, and, except as contemplated in the following paragraph, mature on August 14, 2027. The 2029 Notes accrue interest at a rate of 4.200% per annum, payable semi-annually, and, except as contemplated in the following paragraph, mature on August 14, 2029. The 2034 Notes accrue interest at a rate of 4.600% per annum, payable semi-annually, and, except as contemplated in the following paragraph, mature on August 14, 2034. The 2054 Notes accrue interest at a rate of 5.050% per annum, payable semi-annually, and, except as contemplated in the following paragraph, mature on August 14, 2054. The 2064 Notes accrue interest at a rate of 5.200% per annum, payable semi-annually, and, except as contemplated in the following paragraph, mature on August 14, 2064. Upon the closing of the offering of the Notes, which occurred on August 14, 2024, the Company realized, after deduction of underwriting discounts and before deduction of estimated offering expenses payable by the Company, net proceeds of approximately $4.96 billion.

Upon the occurrence of an Event of Default (as defined in the Indenture) with respect to a series of Notes, the principal amount of the Notes of that series may be declared, and become, immediately due and payable. The Company may, at its election, redeem the Notes, in whole or in part, from time to time at the redemption prices and on the terms and conditions set forth in the Notes.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the form of officers’ certificate, the Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated August 12, 2024, among Eli Lilly and Company and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1*	Indenture, dated February 1, 1991, among Eli Lilly and Company and Deutsche Bank Trust Company Americas, as successor to Citibank, N.A., as Trustee.

4.2±	Tripartite Agreement, dated September 13, 2007, appointing Deutsche Bank Trust Company Americas as Successor Trustee under the Indenture listed above.

4.3	Form of Officers’ Certificate setting forth the terms and form of the Notes.

4.4	Form of 4.150% Note due 2027 (included in Exhibit 4.3 above).

4.5	Form of 4.200% Note due 2029 (included in Exhibit 4.3 above).

4.6	Form of 4.600% Note due 2034 (included in Exhibit 4.3 above).

4.7	Form of 5.050% Note due 2054 (included in Exhibit 4.3 above).

4.8	Form of 5.200% Note due 2064 (included in Exhibit 4.3 above).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Jonathan Groff, Esq.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).

23.2	Consent of Jonathan Groff, Esq. (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Incorporated by reference to the same-numbered exhibit of the Company’s Registration Statement on Form S-3 (File No. 333-186979), filed with the Securities and Exchange Commission (“SEC”) on March 1, 2013.

±	Incorporated by reference to the same-numbered exhibit of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (File No. 001-06351), filed with the SEC on February 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:	/s/ Michael Thompson
Name:	Michael Thompson
Title:	Associate Vice President Finance, Assistant Treasurer

Dated:	August 14, 2024